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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): November 15, 2001




                            LEHMAN ABS CORPORATION
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

               Delaware                   333-76627            13-3447441
------------------------------------   ----------------   ---------------------
   (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
           Incorporation)                File Number)       Identification No.)

                              101 Hudson Street
                            Jersey City, NJ 070332
         -------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (201) 524-2000
                                                          ----- --------

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ITEM 5. OTHER EVENTS.
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     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File No, 1-10777), and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2001 and for the periods ending June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001), and information on events subsequent to the Quarterly Report on Form 10-Q contained in press releases issued on September 13, 2001 and September 18, 2001, included in the Current Reports on Form 8-K of Ambac Financial Group, Inc. (which were filed with the Securities and Exchange Commission on September 17, 2001 and September 19, 2001, respectively), and the unaudited interim financial information and accompanying discussion of Ambac Financial Group, Inc., as of September 30, 2001, and for the periods ending September 30, 2001 and September 30 2000 contained in the press release issued on October 17, 2001, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on October 22, 2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-76627) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Lehman Home Equity Loan Trust 2001-1, Home Equity Loan Asset-Backed Certificates, Series 2001-1 (the "Prospectus Supplement"), and shall be deemed to be a part hereof. The consent of KPMG LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as "Experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
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         INFORMATION AND EXHIBITS.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1   Consent of KPMG LLP



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



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLEET HOME EQUITY LOAN, LLC



                                            By: /s/ Samir A. Tabet
                                                -----------------------------
                                                Name:  Samir A. Tabet
                                                Title:  Senior Vice-President



Dated:  November 15, 2001



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

EXHIBIT INDEX
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Exhibit       Description
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23.1          Consent of KPMG LLP



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